OTHER ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
OTHER ASSETS
Federal, provincial and other sales taxes receivable	$ 83,593	$ 77,380
Prepaid expenses	53,503	47,416
Other	13,530	12,014
Total other current assets	150,626	136,810
Non-current ore in stockpiles and on leach pads	69,587	62,780
Other assets	10,318	11,383
Total other assets	$ 79,905	$ 74,163